CONSOLIDATED STAINLESS, INC.                                        Exhibit 99.1

Case No.: 97-02593JJF                                            ACCRUAL BASIS-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending March 31, 1998

================================================================================

                                           Document    Previously   Explanation
 Required Attachments:                     Attached     Submitted     Attached

 1.  Tax Receipts                           ( X )          ( )          ( )

 2.  Bank Statements                        ( X )          ( )          ( )

 3.  Most recently filed                     ( )          ( X )         ( )
     Income Tax Return

 4.  Most recent Annual Financial            ( )          ( X )         ( )
     Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Ronald J. Adams                      President/Chief Operating Officer
-----------------------------------     -----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Ronald J. Adams                                    April 17, 1998
-----------------------------------     -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:


/s/ Daniel A. Rashy                                  Controller
-----------------------------------     -----------------------------------
SIGNATURE OF PREPARER                                  TITLE


Daniel A. Rashy                                    April 17, 1998
-----------------------------------     -----------------------------------
PRINTED NAME OF PREPARER                                DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

CONSOLIDATED STAINLESS, INC.   COMPARATIVE BALANCE SHEETS       ACCRUAL BASIS-2

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

----------------------------------------------------------------------------------------
ASSETS                                               MONTH       MONTH        MONTH
                                                  --------------------------------------
                                         SCHEDULE  JAN 1998     FEB 1998     MAR 1998
----------------------------------------------------------------------------------------
1.    CASH                                            201,223       67,085       35,535
----------------------------------------------------------------------------------------
2.    ACCOUNTS RECEIVABLE (NET)                     4,996,602    5,191,159    4,156,666
----------------------------------------------------------------------------------------
3.    INVENTORY                   [1]              16,446,051   15,389,246   14,734,878
----------------------------------------------------------------------------------------
4.    NOTES RECEIVABLE                                256,630      258,739      261,075
----------------------------------------------------------------------------------------
5.    PREPAID EXPENSES            [2]                 205,387      267,134      209,394
----------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                  2(a)       568,397      539,792      515,023
----------------------------------------------------------------------------------------
7.    TOTAL CURRENT ASSETS                         22,674,290   21,713,155   19,912,571
----------------------------------------------------------------------------------------
8.    PROPERTY, PLANT & EQUIPMENT                  20,197,174   20,186,965   20,103,178
----------------------------------------------------------------------------------------
9.    LESS:  ACCUMULATED
       DEPRECIATION / DEPLETION                     5,188,159    5,312,252    5,401,385
----------------------------------------------------------------------------------------
10.   NET PROPERTY, PLANT & EQUIPMENT              15,009,015   14,874,713   14,701,793
----------------------------------------------------------------------------------------
11.   DUE FROM AFFILIATES & INSIDERS                   48,547       48,705       48,864
----------------------------------------------------------------------------------------
12.   INTANGIBLES (ATTACH LIST)                            --           --           --
----------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                  2(b)       240,531      264,733      277,135
----------------------------------------------------------------------------------------
14.   TOTAL ASSETS                                 37,972,383   36,901,306   34,940,363
----------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------
15.   ACCOUNTS PAYABLE                                 76,388      182,287      180,471
----------------------------------------------------------------------------------------
16.   TAXES PAYABLE                                    56,028       83,207      113,257
----------------------------------------------------------------------------------------
17.   NOTES PAYABLE                                        --           --           --
----------------------------------------------------------------------------------------
18.   PROFESSIONAL FEES                               274,194      326,736      427,991
----------------------------------------------------------------------------------------
19.   SECURED DEBT                                  2,253,181    3,713,045    5,345,442
----------------------------------------------------------------------------------------
20.   DUE TO AFFILIATES & INSIDERS                         --           --           --
----------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                  2(c)       537,782      610,118      770,945
----------------------------------------------------------------------------------------
22.   TOTAL POSTPETITION LIABILITIES                3,197,573    4,915,393    6,838,106
----------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------
23.   SECURED DEBT                                 22,172,905   20,201,627   17,216,181
----------------------------------------------------------------------------------------
24.   PRIORITY DEBT                                   674,158      673,134      673,134
----------------------------------------------------------------------------------------
25.   UNSECURED DEBT                               10,384,663   10,291,292   10,227,275
----------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                  2(d)       565,537      551,067      551,067
----------------------------------------------------------------------------------------
27.   TOTAL PREPETITION LIABILITIES                33,797,263   31,717,120   28,667,657
----------------------------------------------------------------------------------------
28.   TOTAL LIABILITIES                            36,994,836   36,632,513   35,505,763
----------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------
29.   OWNERS' PREPETITION EQUITY                    2,153,841    2,153,841    2,153,841
----------------------------------------------------------------------------------------
30.   POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                           (1,176,294)  (1,885,048)  (2,719,241)
----------------------------------------------------------------------------------------
31.   TOTAL EQUITY (DEFICIT)                          977,547      268,793     (565,400)
----------------------------------------------------------------------------------------
32.   TOTAL LIABILITIES & OWNERS' EQUITY           37,972,383   36,901,306   34,940,363
----------------------------------------------------------------------------------------

[1] February 1998 inventory has been corrected due to a $43,626 understatement in the prior month's report. This understatement was discovered as a result of a physical inventory taken at the end of March 1998.

[2] Of this amount $122,288, $215,966 and $154,094 represents prepaid inventory for January, February and March 1998, respectively.

CONSOLIDATED STAINLESS, INC.     OTHER CURRENT ASSETS         ACCRUAL BASIS-2(a)

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

--------------------------------------------------------------------------------
                                         MONTH          MONTH           MONTH
                                 -----------------------------------------------
                                       JAN 1998        FEB 1998       MAR 1998
--------------------------------------------------------------------------------
OTHER RECEIVABLES                        122,855        125,917         116,981
--------------------------------------------------------------------------------
DEFERRED FINANCING COSTS (NET)            47,500         15,833              --
--------------------------------------------------------------------------------
DEFERRED INCOME TAXES                    398,042        398,042         398,042
--------------------------------------------------------------------------------
   TOTAL OTHER CURRENT ASSETS            568,397        539,792         515,023
--------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.        OTHER ASSETS             ACCRUAL BASIS-2(b)

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

-------------------------------------------------------------------------------------------------------------
                                                                     MONTH          MONTH           MONTH
                                                             ------------------------------------------------
                                                                   JAN 1998        FEB 1998        MAR 1998
-------------------------------------------------------------------------------------------------------------
SECURITY & MISCELLANEOUS DEPOSITS                                     63,793         63,793           80,593
-------------------------------------------------------------------------------------------------------------
RETAINER - SAUL, EWING, REMICK, & SAUL, LLP                           91,738         91,738           87,340
-------------------------------------------------------------------------------------------------------------
RETAINER - GREENBERG, TRAURIG, HOFFMAN
LIPOFF, ROSEN & QUENTEL, PA                                           50,000         49,202           49,202
-------------------------------------------------------------------------------------------------------------
RETAINER - BDO SEIDMAN, LLP                                           25,000         25,000           25,000
-------------------------------------------------------------------------------------------------------------
RETAINER - GLICKSTEIN, LAVAL, CARRIS,
LEVITT, LOOMIS & DANTUMA, PA                                          10,000         10,000           10,000
-------------------------------------------------------------------------------------------------------------
RETAINER - SLUSSER ASSOCIATES                                             --         12,500           12,500
-------------------------------------------------------------------------------------------------------------
RETAINER - GENESIS MERCHANT GROUP
SECURITIES, LLC                                                           --         12,500           12,500
-------------------------------------------------------------------------------------------------------------
   TOTAL OTHER ASSETS                                                240,531        264,733          277,135
-------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(c)

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

------------------------------------------------------------------------------------------------------------
                                                                    MONTH           MONTH          MONTH
                                                             -----------------------------------------------
                                                                   JAN 1998        FEB 1998       MAR 1998
------------------------------------------------------------------------------------------------------------
BOOK OVERDRAFT                                                       129,626        113,637         159,664
------------------------------------------------------------------------------------------------------------
ACCRUED PAYROLL AND RELATED TAXES                                    108,050        100,071         132,774
------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE *                                           220,834        377,567         460,778
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                              48,929         18,843          17,729
------------------------------------------------------------------------------------------------------------
ACCRUED PROPERTY TAXES                                                28,891              -               -
------------------------------------------------------------------------------------------------------------
ACCRUED OTHER TAXES PAYABLE                                            1,452              -               -
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER POSTPETITION LIABILITIES                              537,782        610,118         770,945
------------------------------------------------------------------------------------------------------------

   *Interest has been accrued for accounting purposes only.

CONSOLIDATED STAINLESS, INC.  OTHER POSTPETITION LIABILITIES  ACCRUAL BASIS-2(d)

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

------------------------------------------------------------------------------------------------------------
                                                                    MONTH          MONTH           MONTH
                                                             -----------------------------------------------
                                                                   JAN 1998        FEB 1998       MAR 1998
------------------------------------------------------------------------------------------------------------
PROPERTY TAX ACCRUAL                                                  32,125         17,655          17,655
------------------------------------------------------------------------------------------------------------
OTHER TAXES PAYABLE                                                   14,561         14,561          14,561
------------------------------------------------------------------------------------------------------------
ACCRUED EXPENSES - OTHER                                              40,967         40,967          40,967
------------------------------------------------------------------------------------------------------------
DEFERRED CREDIT                                                       35,730         35,730          35,730
------------------------------------------------------------------------------------------------------------
RESERVE FOR LITIGATION                                                30,500         30,500          30,500
------------------------------------------------------------------------------------------------------------
MISCELLANEOUS PAYABLES                                                13,612         13,612          13,612
------------------------------------------------------------------------------------------------------------
DEFERRED INCOME TAXES                                                398,042        398,042         398,042
------------------------------------------------------------------------------------------------------------
   TOTAL OTHER PREPETITION LIABILITIES                               565,537        551,067         551,067
------------------------------------------------------------------------------------------------------------

CONSOLIDATED STAINLESS, INC.  COMPARATIVE INCOME STATEMENTS     ACCRUAL BASIS-3

Case No.: 97-02593JJF                                          1ST      QUARTER
                                                          -------------

--------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                  MONTH              MONTH              MONTH
                                                                  --------------------------------------------------------
                                                     COMMENTS            JAN 1998          FEB 1998          MAR 1998
--------------------------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                                       2,349,738        2,115,509          1,995,392
--------------------------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                                             (119,942)          (77,441)           (69,800)
--------------------------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                                          2,229,796         2,038,068          1,925,592
--------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------
4.    BEGINNING INVENTORY                                                 17,434,164        16,446,051         15,389,246
--------------------------------------------------------------------------------------------------------------------------
5.    ADD: PURCHASES & CAPITALIZED OVERHEAD                                1,053,632           940,046          1,018,150
--------------------------------------------------------------------------------------------------------------------------
6.    LESS: ENDING INVENTORY                             [1]              16,446,051        15,389,246         14,734,878
--------------------------------------------------------------------------------------------------------------------------
7.              COST OF GOODS SOLD                                         2,041,745         1,996,851          1,672,518
--------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                           188,051            41,217            253,074
--------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION                                          80,968            81,423             71,773
--------------------------------------------------------------------------------------------------------------------------
10.   DIRECT LABOR / SALARIES                                                333,841           276,561            283,422
--------------------------------------------------------------------------------------------------------------------------
11.   PAYROLL TAXES                                                           40,939            32,848             31,396
--------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE EXPENSE                               [2]                  26,487            24,479             25,273
--------------------------------------------------------------------------------------------------------------------------
13.   INSURANCE                                                               55,117            45,359             51,360
--------------------------------------------------------------------------------------------------------------------------
14.   DEPRECIATION / DEPLETION / AMORTIZATION                                156,772           155,760            188,117
--------------------------------------------------------------------------------------------------------------------------
15.   GENERAL & ADMINISTRATIVE                                                66,949            51,565             61,521
--------------------------------------------------------------------------------------------------------------------------
16.   LESS: CAPITALIZED OVERHEAD                                            (219,045)         (226,286)          (199,896)
--------------------------------------------------------------------------------------------------------------------------
17.   TOTAL OPERATING EXPENSES                                               542,028           441,709            512,966
--------------------------------------------------------------------------------------------------------------------------
18.   OPERATING INCOME (LOSS)                                               (353,977)         (400,492)          (259,892)
--------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------------
19.   INTEREST INCOME                                                         (2,804)           (2,578)            (2,804)
--------------------------------------------------------------------------------------------------------------------------
20.   OTHER EXPENSES (ATTACH LIST)                                                --                --                 --
--------------------------------------------------------------------------------------------------------------------------
21.   INTEREST EXPENSE                                                       238,286           246,723            228,299
--------------------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                [3]                       -           (84,594)            13,726
--------------------------------------------------------------------------------------------------------------------------
23.   NET OTHER INCOME & EXPENSES                                            235,482           159,551            239,221
--------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------
24.   PROFESSIONAL FEES                                                      266,254           139,084            222,894
--------------------------------------------------------------------------------------------------------------------------
25.   U.S. TRUSTEE FEES                                                        3,333             3,333              3,333
--------------------------------------------------------------------------------------------------------------------------
26.   OTHER (ATTACH LIST)                                [4]                      --             6,294            108,728
--------------------------------------------------------------------------------------------------------------------------
27.   TOTAL REORGANIZATION EXPENSES                                          269,587           148,711            334,955
--------------------------------------------------------------------------------------------------------------------------
28.   INCOME TAX                                                                  --                --                125
--------------------------------------------------------------------------------------------------------------------------
29.   NET PROFIT (LOSS)                                                     (859,046)         (708,754)          (834,193)
--------------------------------------------------------------------------------------------------------------------------

[1] February 1998 inventory has been corrected due to a $43,626 understatement in the prior month's report. This understatement was discovered as a result of a physical inventory taken at the end of March 1998.

[2] Includes $9,228, $9,188 and $8,985 of rent expense from facilities leased from insiders for January, February and March 1998, respectively.

[3] Income due to proceeds from business interruption insurance for February 1998 and reversal of unused credits re-instated in March 1998.

[4] Travel costs for January and February of $5,160 and General Administrative costs of $1,134 shown for February 1998. Travel costs of $2,805 and restructuring costs of $105,923 relating to the impending shutdown of manufacturing operations.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(a)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-703-791
                                                                    Account Type: Cash Collateral of Mellon Bank*
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                            MONTH            MONTH            MONTH
DISBURSEMENTS                                                       ----------------------------------------------------
                                                                            JAN 1998          FEB 1998         MAR 1998
------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                                   658.17       187,558.23        76,810.53
------------------------------------------------------------------------------------------------------------------------
                                                              RECEIPTS
------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                                      --               --               --
------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                     3,309,658.27     1,770,590.97     2,926,655.09
------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                                  --               --               --
------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                                  --               --               --
------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                     101,414.92        89,979.65        29,322.42
------------------------------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS                                                        3,411,073.19     1,860,570.62     2,955,977.51
------------------------------------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE                                                  3,411,731.36     2,048,128.85     3,032,788.04
------------------------------------------------------------------------------------------------------------------------

                                                    CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                 PURPOSE              AMOUNT
------------------------------------------------------------------------------------------------------------------------
                                     Revolving Line of Credit Pay Downs                                     2,985,445.42
------------------------------------------------------------------------------------------------------------------------
               3/17/98               Credit Card Merchant Fees                                                    120.50
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          2,985,565.92
                                                                                                       -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       47,222.12
------------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

* Funds in this account are to be used solely to pay down the balance owed on any outstanding indebtedness the Company may have to Mellon Bank. Funds are not available for operating purposes.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(b)

                                                                    Bank: Mellon Bank, N.A.
Case No.: 97-02593JJF                                               Account No.: 2-953-131
                                                                    Account Type: Business Checking
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                           MONTH            MONTH            MONTH
DISBURSEMENTS                                                       ----------------------------------------------------
                                                                          JAN 1998          FEB 1998         MAR 1998
------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                             (83,975.50)     (148,857.59)     (132,868.84)
----------------------------------------------------------------------------------------------------------------------
                                                            RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                                  -                -                -
----------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                           -                -                -
----------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (ATTACH LIST)                                      1,336,922.58     1,459,863.84     1,632,397.36
----------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                              -           19,367.74        19,336.50
----------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                                        10.00             -                -
----------------------------------------------------------------------------------------------------------------------
7.  TOTAL RECEIPTS                                                      1,336,932.58     1,479,231.58     1,651,733.86
----------------------------------------------------------------------------------------------------------------------
8.  TOTAL CASH AVAILABLE                                                1,252,957.08     1,330,373.99     1,518,865.02
----------------------------------------------------------------------------------------------------------------------

                                                    CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER      DATE                                PAYEE                                 PURPOSE           AMOUNT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                       Auburndale (See Attached List)                               4(b)(2)                    51,099.77
------------------------------------------------------------------------------------------------------------------------
                       Apopka (See Attached List)                                   4(b)(3)                    27,552.11
------------------------------------------------------------------------------------------------------------------------
                       California (See Attached List)                               4(b)(4)                     7,660.25
------------------------------------------------------------------------------------------------------------------------
                       Acworth (See Attached List)                                  4(b)(5)                     3,038.72
------------------------------------------------------------------------------------------------------------------------
                       Jacksonville (See Attached List)                             4(b)(6)                    79,063.02
------------------------------------------------------------------------------------------------------------------------
                       Houston (See Attached List)                                  4(b)(7)                    13,973.51
------------------------------------------------------------------------------------------------------------------------
                       Lakeland (See Attached List)                                 4(b)(8)                    20,701.69
------------------------------------------------------------------------------------------------------------------------
                       Chicago (See Attached List)                                  4(b)(9)                     1,338.41
------------------------------------------------------------------------------------------------------------------------
                       Corporate (See Attached List)                                4(b)(10)                  302,238.10
------------------------------------------------------------------------------------------------------------------------
                       Wires & Bank Debits (See Attached List)                      4(b)(11)                1,191,094.98
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
           TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                            1,697,760.56
                                                                                                       -----------------
           END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                       (178,895.54)
------------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(c)

                                                                    Bank: Merrill Lynch
Case No.: 97-02593JJF                                               Account No.: 64A-07644
                                                                    Account Type: Cash & Money Fund
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                                MONTH         MONTH           MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                               JAN 1998       FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1. CASH - BEGINNING OF MONTH                                                     39.33          39.56            39.79
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2. CASH SALES                                                                       --             --               --
----------------------------------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS RECEIVABLE                                                --             --               --
----------------------------------------------------------------------------------------------------------------------
4. LOANS & ADVANCES (ATTACH LIST)                                                   --             --               --
----------------------------------------------------------------------------------------------------------------------
5. SALE OF ASSETS                                                                   --             --               --
----------------------------------------------------------------------------------------------------------------------
6. INTEREST INCOME                                                                0.23           0.23             0.27
----------------------------------------------------------------------------------------------------------------------
7. TOTAL RECEIPTS                                                                 0.23           0.23             0.27
----------------------------------------------------------------------------------------------------------------------
8. TOTAL CASH AVAILABLE                                                          39.56          39.79            40.06
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
                         N/A
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  --
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         40.06
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(d)

                                                                    Bank: Great Western
Case No.: 97-02593JJF                                               Account No.: 446-818297-7
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH          MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                              JAN 1998        FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                      15.50         237.85           148.28
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.DEPOSIT PETTY CASH CHECK                                                      430.55             --           441.77
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                430.55             --           441.77
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                          446.05         237.85           590.05
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
    2005       3/6/98    Petty Cash                                                                             441.77
----------------------------------------------------------------------------------------------------------------------
               3/31/98   Monthly Service Charge                                                                   8.20
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                              449.97
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        140.08
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(e)

                                                                    Bank: NationsBank, N.A.
Case No.: 97-02593JJF                                               Account No.: 010-333-0164
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH          MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                              JAN 1998         FEB 1998       MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                      43.04           1.03            (8.97)
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                                 --             --               --
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                           43.04           1.03            (8.97)
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
               3/31/98   Service Charge                                                                          10.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                               10.00
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        (18.97)
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(f)

                                                                    Bank: Comerica Bank - Texas
Case No.: 97-02593JJF                                               Account No.: 7881022961
                                                                    Account Type: Business Checking
------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                              MONTH            MONTH            MONTH
DISBURSEMENTS                                                       ----------------------------------------------------
                                                                             JAN 1998          FEB 1998         MAR 1998
------------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                       678.19            --                --
------------------------------------------------------------------------------------------------------------------------
                                                              RECEIPTS
------------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                          --            --                --
------------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                                   --            --                --
------------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                      --            --                --
------------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                      --            --                --
------------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                                 --            --                --
------------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                      --            --                --
------------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                            678.19            --                --
------------------------------------------------------------------------------------------------------------------------

                                                    CURRENT MONTH DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                 PURPOSE           AMOUNT
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                    --
                                                                                                       -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                              --
------------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(g)

                                                                    Bank: Huntington Nat'l Bank
Case No.: 97-02593JJF                                               Account No.: 1603427364
                                                                    Account Type: Payroll
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                              MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                JAN 1998         FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                  22,278.09      23,330.02           561.25
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                                 --             --               --
----------------------------------------------------------------------------------------------------------------------
4.DEPOSITS                                                                  275,000.00     232,500.00       227,000.00
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                            275,000.00     232,500.00       227,000.00
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                      297,278.09     255,830.02       227,561.25
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
                         See Attached                                                                       227,466.01
----------------------------------------------------------------------------------------------------------------------
               3/13/98   Service Charge                                                                          19.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                          227,485.01
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         76.24
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                ACCRUAL BASIS-4(h)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0215252138566
                                                                    Account Type: Payroll
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                             MONTH           MONTH           MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                             JAN 1998         FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                    (543.69)       (543.69)         (543.69)
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                                 --             --               --
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --           557.21
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                    --             --           557.21
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                         (543.69)       (543.69)           13.52
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
            TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                   --
                                                                                                     -----------------
            END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                          13.52
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(i)

                                                                    Bank: SunTrust Bank, N. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0288008734682
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                         MONTH           MONTH           MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                        JAN 1998         FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                     (28.73)      3,400.57         3,451.18
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                           3,444.30          92.06           527.20
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                              3,444.30          92.06           527.20
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                        3,415.57       3,492.63         3,978.38
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
        1001   3/6/98    Mellon Bank                                                  Transfer Dep.           1,748.14
----------------------------------------------------------------------------------------------------------------------
        1002   3/6/98    Mellon Bank                                                  Transfer Dep.              92.06
----------------------------------------------------------------------------------------------------------------------
        1003   3/31/98   Mellon Bank                                                  Transfer Dep.             527.20
----------------------------------------------------------------------------------------------------------------------
               3/31/98   Monthly Maintenance Fee                                                                 15.00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                            2,382.40
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                      1,595.98
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(j)

                                                                    Bank: SunTrust Bank, Cent. FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0710629932410
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                              MONTH           MONTH           MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                              JAN 1998         FEB 1998        FEB 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                     426.17         917.50           381.21
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                             504.28         728.49           504.01
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                504.28         728.49           504.01
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                          930.45       1,645.99           885.22
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
           4   3/2/98    Mellon Bank                                                  Transfer Dep.             265.41
----------------------------------------------------------------------------------------------------------------------
           5   3/13/98   Mellon Bank                                                  Transfer Dep.             122.84
----------------------------------------------------------------------------------------------------------------------
           6   3/18/98   John Goestenkors                                             Advance                    75.00
----------------------------------------------------------------------------------------------------------------------
           7   3/26/98   Mellon Bank                                                  Transfer Dep.             115.76
----------------------------------------------------------------------------------------------------------------------
               3/31/98   Service Charge                                                                          14.06
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                              593.07
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                        292.15
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(k)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0526001124765
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH           MONTH
                                                                    --------------------------------------------------
DISBURSEMENTS                                                                 JAN 1998        FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                      (2.55)         23.88             9.91
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --             --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                              41.81           -              367.80
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --             --               --
----------------------------------------------------------------------------------------------------------------------
6.OTHER (ATTACH LIST)                                                               --             --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                 41.81           -              367.80
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                           39.26          23.88           377.71
----------------------------------------------------------------------------------------------------------------------

                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
               3/17/98   Mellon Bank                                                  Transfer Dep.             183.39
----------------------------------------------------------------------------------------------------------------------
               3/25/98   Mellon Bank                                                  Transfer Dep.             184.41
----------------------------------------------------------------------------------------------------------------------
               3/31/98   Service Charge                                                                          14.87
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                              382.67
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                         (4.96)
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-4(l)

                                                                    Bank: SunTrust Bank, Mid-FL N.A.
Case No.: 97-02593JJF                                               Account No.: 0031000213063
                                                                    Account Type: Business Checking
----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                               MONTH           MONTH           MONTH
DISBURSEMENTS                                                       --------------------------------------------------
                                                                              JAN 1998         FEB 1998        MAR 1998
----------------------------------------------------------------------------------------------------------------------
1.CASH - BEGINNING OF MONTH                                                      (4.45)          --               --
----------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2.CASH SALES                                                                        --           --               --
----------------------------------------------------------------------------------------------------------------------
3.COLLECTION OF ACCOUNTS RECEIVABLE                                                 --           --               --
----------------------------------------------------------------------------------------------------------------------
4.LOANS & ADVANCES (ATTACH LIST)                                                    --           --               --
----------------------------------------------------------------------------------------------------------------------
5.SALE OF ASSETS                                                                    --           --               --
----------------------------------------------------------------------------------------------------------------------
6.REFUND OVERDRAWN SERVICE CHARGE                                                 4.45           --               --
----------------------------------------------------------------------------------------------------------------------
7.TOTAL RECEIPTS                                                                  4.45           --               --
----------------------------------------------------------------------------------------------------------------------
8.TOTAL CASH AVAILABLE                                                              --           --               --
----------------------------------------------------------------------------------------------------------------------
                                                   CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
   CHECK
   NUMBER       DATE                                PAYEE                                PURPOSE          AMOUNT
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
             TOTAL DISBURSEMENTS FROM BANK ACCOUNT                                                                  --
                                                                                                     -----------------
             END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)                                            --
----------------------------------------------------------------------------------------------------------------------

Complete one form for each bank account. List disbursements made by cash on a separate form. Attach additional sheets if necessary.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-7

Case No.:97-02593JJF

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------------------------------------------------------
                                                    INSIDERS
-------------------------------------------------------------------------------------------------------------   CUMULATIVE
                                                                               TYPE OF           AMOUNT           UNPAID
                       NAME                                POSITION            PAYMENT            PAID           BALANCE
------------------------------------------------------------------------------------------------------------------------------
1.  See Accrual Basis-7(a)
------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------
6.          TOTAL PAYMENTS TO INSIDERS
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------

                                        TYPE            DATE OF COURT
                                         OF           ORDER AUTHORIZING         AMOUNT           AMOUNT         TOTAL PAID
              NAME                  PROFESSIONAL           PAYMENT             APPROVED           PAID           TO DATE
------------------------------------------------------------------------------------------------------------------------------
1.  Saul, Ewing, et. al.          debtor attorney            [1]                   90,810.34        90,810.34       150,000.00
------------------------------------------------------------------------------------------------------------------------------
2.  Price Waterhouse, LLP         creditor accountant        [1]                    6,622.18         6,622.18         6,622.18
------------------------------------------------------------------------------------------------------------------------------
3.  Proskauer Rose, LLP           creditor attorney          [1]                   24,825.93        24,825.93        24,825.93
------------------------------------------------------------------------------------------------------------------------------
4.  Morris, James, et al.         creditor attorney          [1]                      975.09           975.09           975.09
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
6.  Total Payments to Professionals                                               123,233.54       123,233.54       182,423.20
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULED            AMOUNTS
                                                           MONTHLY               PAID                     TOTAL
                                                           PAYMENTS             DURING                   UNPAID
NAME OF CREDITOR                                             DUE                MONTH                 POSTPETITION
------------------------------------------------------------------------------------------------------------------------------
1.  N/A
------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------------------
6.
------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------
8.          TOTAL
------------------------------------------------------------------------------------------------------------------------------

[1] Per court order dated December 16, 1997 authorizing the payment of Administrative Fees.

CONSOLIDATED STAINLESS, INC.                                 ACCRUAL BASIS-7(a)

Case No.:97-02593JJF

--------------------------------------------------------------------------------------------------------------------------
                                               INSIDERS
---------------------------------------------------------------------------------------------------------      CUMULATIVE
                                                                       TYPE OF                  AMOUNT           UNPAID
               NAME                               POSITION             PAYMENT                   PAID            BALANCE
--------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Salary                  $ 18,389.44         8,413.44 [1]
--------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Auto Allowance             1,134.93               --
--------------------------------------------------------------------------------------------------------------------------
HARVEY B. ADAMS                                CEO/Chairman           Life Insurance             1,887.30               --
--------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Salary                    11,646.64         2,524.06 [2]
--------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Auto Allowance             1,116.93               --
--------------------------------------------------------------------------------------------------------------------------
RONALD J. ADAMS                                President/Director     Life Insurance             2,191.80               --
--------------------------------------------------------------------------------------------------------------------------
STEPHEN M. ADAMS                               V.P.-Prod.             Salary                    11,687.50               --
--------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Salary                    15,000.00               --
--------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Auto Benefit                 328.08               --
--------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Disability Insu.              62.50               --
--------------------------------------------------------------------------------------------------------------------------
BURTON R. CHASNOV                              Exec. V.P./C.F.O.      Rent                       3,473.23               --
--------------------------------------------------------------------------------------------------------------------------
R & H PARTNERS                                 N/A                    Rent                       5,512.00               --
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Total Payments to Insiders                                                                    $ 72,430.35
--------------------------------------------------------------------------------------------------------------------------

[1]  Represents 10% salary deferral beginning on December 15, 1997.

[2]  Represents 5% salary deferral beginning on December 15, 1997.

                            LIST OF OMITTED SCHEDULES

1. Schedule of Cash Collateral of Mellon Bank Account Other Cash Receipts for the Period March 1, 1998 to March 31, 1998 (Account Number 2-703-791) [4(a)(1)]

2. Schedule of Mellon Bank Account Other Cash Receipts for the Period March 1, 1998 to March 31, 1998 (Account Number 2-953-131) [4(b)(1)]

3. Schedules of Mellon Bank Account Cash Disbursements for the Period March 1, 1998 to March 31, 1998 (Account Number 2-953-131):

       Auburndale              -  4(b)(2)
       Apopka                  -  4(b)(3)
       California              -  4(b)(4)
       Acworth                 -  4(b)(5)
       Jacksonville            -  4(b)(6)
       Houston                 -  4(b)(7)
       Lakeland                -  4(b)(8)
       Chicago                 -  4(b)(9)
       Corporate               -  4(b)(10)
       Wires & Bank Debits     -  4(b)(11)

4. Schedule of Huntington Bank Payroll Account Cash Disbursements for the Period March 1, 1998 to March 31, 1998 (Account Number 1603427364) [4(g)(1)]

5. Schedule of Suntrust Bank Payroll Account Voided Checks as of March 31, 1998 (Account Number 0215252138566) [4(h)(1)]

6. Schedules of Accounts Receivable Aging, Post Petition Accounts Payable Aging, and Status of Post Petition Taxes as of March 31, 1998 [5]

7. Schedule of all Operating Bank Account Reconciliations and Cash on Hand as of March 31, 1998 [6(a) to 6(c)]

8. Schedule of Mellon Bank Account Last Checks Written as of March 31, 1998 (Account Number 2-953-131) [6(d)]

9. Schedule of Suntrust Bank Payroll Account Reconciling Item as of March 31, 1998 (Account Number 0215252138566) [6(e)]

10. Questionnaire and Insurance Information [8]

11. Responses to Questionnaire [8(a)]

12. Personnel Headcount Activity [9]

13. Mellon Bank Statement of Account for the period February 27, 1998 to March 31, 1998 (Account Number 2-703-791)

                            LIST OF OMITTED SCHEDULES

14. Mellon Bank Statement of Account for the period February 27, 1998 to March 31, 1998 (Account Number 2-953-131)

15. Merrill Lynch Bank Statement of Account for the period February 28, 1998 to March 31, 1998 (Account Number 64A-07644)

16. Great Western Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 446-818297-7)

17. NationsBank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 010-333-0164)

18. Huntington National Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 1603427364)

19. SunTrust Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 0215252138566)

20. SunTrust Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 0288008734682)

21. SunTrust Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 0710629932410)

22. SunTrust Bank Statement of Account for the period March 1, 1998 to March 31, 1998 (Account Number 0526001124765)

23. Correspondence from Automatic Data Processing confirming electronic debits of payroll tax deposits


                                   Page 2 of 2